Exhibit 99.1

FOR IMMEDIATE RELEASE
March 2, 2006

Novell Reports Financial Results for First Fiscal Quarter 2006

Year-Over-Year Results Show Continued Improvement Led By Product Revenue Growth

WALTHAM, Mass. – March 2, 2006 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its first fiscal quarter ended January 31, 2006. For the quarter, Novell reported revenue of $274 million, compared to revenue of $290 million for the first fiscal quarter 2005. Net income available to common stockholders in the first fiscal quarter 2006 was $2 million or $0.00 per diluted common share. This compared to net income available to common stockholders of $392 million, or $0.90 per diluted common share, for the first fiscal quarter 2005, which included a $448 million net gain related to the settlement with Microsoft in that quarter.

On a non-GAAP basis, adjusted net income available to common stockholders for the first fiscal quarter 2006 was $18 million, or $0.04 per diluted common share, excluding stock-based compensation expense, the benefit from restructuring reversals and adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders. This compares to non-GAAP adjusted net income available to common stockholders for the first fiscal quarter 2005 of $10 million, or $0.03 per diluted common share, excluding the gain from the legal settlement with Microsoft, restructuring expenses, a gain on a sale of property, long-term investment impairments, and adjustments for income taxes, debt interest expense and the allocation of earnings to preferred stockholders.

In the first fiscal quarter 2006, foreign currency exchange rates unfavorably impacted total revenue by approximately $7 million year-over-year. Foreign currency exchange rates favorably impacted net income by $1 million year-over-year.

During the first fiscal quarter 2006, Novell recognized total Open Platform Solutions revenue of $56 million, which was up from $14 million in the year ago period. Total Open Platform Solutions included $43 million from sales of Open Enterprise Server (OES) and $13 million of revenue from other Linux* Platform Products and Other Open Platform Products. The year ago period did not include revenue from OES as it was introduced in the second fiscal quarter of 2005.

During the first fiscal quarter 2006, Novell recognized $63 million of Systems, Security and Identity Management revenue, up 20% year-over-year.

Also in the first fiscal quarter 2006, revenue from OES and NetWare-related products declined 11% from the year ago period.

Please refer to the financial schedules that are a part of this press release for a description of new solution revenue categories.

“We are pleased with the continued improvement in the core business this quarter, ” said Jack Messman, Chairman and CEO of Novell. “Our growth businesses of Linux, Identity and Resource Management are performing well, and we believe we will continue to see growth throughout the fiscal year. ”

Cash, cash equivalents and short-term investments were $1.7 billion at January 31, 2006, consistent with last quarter. Days sales outstanding in accounts receivable was 59 days at the end of the first fiscal quarter 2006, consistent with the year ago quarter. Deferred revenue was $367 million at the end of the first fiscal quarter 2006, up $24 million or 7% from the prior year. Cash flow from operations was $25 million for the first fiscal quarter 2006, up from $4 million in the first fiscal quarter 2005, excluding the Microsoft settlement payment.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

With regard to the previously announced common stock repurchase plan, Novell has not repurchased any of its common stock to date because it has been continuously subject to self-imposed trading blackouts.

Financial Outlook

Novell management provided the following financial guidance:

  Net revenue for the second fiscal quarter 2006 is expected to be between $272 million and $282 million.
  On a non-GAAP basis, net income per diluted common share for the second fiscal quarter 2006 is expected to be between $0.02 and $0.03, excluding an estimated $0.02 per share expense from stock-based compensation.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET March 2, 2006, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight ET, March 16. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 4945003.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Open Platform Solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux and identity and resource management strategies, Novell’s ability to take a competitive position in the Linux and identity and resource management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on January 10, 2006. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers Software for the Open Enterprise™. With more than 50,000 customers in 43 countries, Novell helps customers manage, simplify, secure and integrate their technology environments by leveraging best-of-breed, open standards-based software. With over 20 years of experience, more than 5,000 employees, 5,000 partners and support centers around the world, Novell helps customers gain control over their IT operating environment while reducing cost. More information about Novell can be found at http://www.novell.com.

_________________

Novell is a registered trademark, and Software for the Open Enterprise is a trademark of Novell, Inc. in the United States and other countries. * Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                      Novell, Inc.
                 Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                              Fiscal Quarter Ended
                                                      --------------------------------------
                                                       Jan 31, 2006          Jan 31, 2005
                                                      ----------------      ----------------
Net revenue
   Software licenses                                         $ 42,102              $ 44,296
   Maintenance and services                                   232,306               245,832
                                                      ----------------      ----------------
Total net revenue                                             274,408               290,128
                                                      ----------------      ----------------

Cost of revenue
   Software licenses                                            4,297                 4,632
   Maintenance and services                                    96,965               107,419
                                                      ----------------      ----------------
Total cost of revenue                                         101,262               112,051
                                                      ----------------      ----------------

Gross profit                                                  173,146               178,077
                                                      ----------------      ----------------

Operating expenses
    Sales and marketing                                        94,153                95,244
    Product development                                        44,117                47,758
    General and administrative                                 35,454                28,240
    Restructuring expenses                                     (1,064)                6,419
    Gain on sale of property, plant and equipment                   -                (1,589)
    Gain on settlement of potential litigation                      -              (447,560)
                                                      ----------------      ----------------
Total operating expenses                                      172,660              (271,488)
                                                      ----------------      ----------------

Income from operations                                            486               449,565

Other income, net                                              12,702                 5,035
                                                      ----------------      ----------------

Income before income taxes                                     13,188               454,600

Income tax expense                                             11,323                59,439
                                                      ----------------      ----------------

Net income                                                    $ 1,865             $ 395,161
                                                      ================      ================

Net income available to
   common stockholders - basic                                $ 1,811             $ 390,891
                                                      ================      ================

Net income available to
   common stockholders - diluted                              $ 1,811             $ 392,384
                                                      ================      ================

Net income per common share:
    Basic                                                      $ 0.00                $ 1.04
    Diluted                                                    $ 0.00                $ 0.90

Weighted average shares:
    Basic                                                     385,787               377,257
    Diluted                                                   394,534               435,467

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

The first fiscal quarter 2005 diluted weighted average shares includes 52 million potential common shares related to convertible debt, which are not included in the current quarter calculation because they are anti-dilutive.

Stock-based compensation expense recorded in above amounts:
                                                              Fiscal Quarter Ended
                                                      --------------------------------------
                                                       Jan 31, 2006          Jan 31, 2005
                                                      ----------------      ----------------
Cost of revenue                                               $ 1,062                 $   1
Sales and marketing                                             3,532                   134
Product development                                             2,637                   324
General and administrative                                      6,464                     -
                                                      ----------------      ----------------
Total stock-based compensation expense                       $ 13,695                 $ 459
                                                      ================      ================

                                        Novell, Inc.
                       Consolidated Unaudited Condensed Balance Sheets
                                      (In thousands)

                                                   Jan 31, 2006                 Oct 31, 2005
                                                -------------------          -------------------
Assets

Current assets
    Cash and cash equivalents                            $ 845,128                    $ 811,238
    Short-term investments                                 840,462                      843,666
    Receivables, net                                       185,251                      293,627
    Prepaid expenses                                        34,423                       30,777
    Other current assets                                    26,305                       29,745
                                                -------------------          -------------------
Total current assets                                     1,931,569                    2,009,053

Property, plant and equipment, net                         209,624                      212,377
Long-term investments                                       54,221                       54,340
Goodwill                                                   396,676                      395,509
Intangible assets, net                                      39,499                       56,421
Deferred income taxes                                          679                        1,384
Other assets                                                42,797                       32,774
                                                -------------------          -------------------

Total assets                                            $2,675,065                   $2,761,858
                                                ===================          ===================

Liabilities and Stockholders' Equity

Current liabilities
    Accounts payable                                      $ 43,602                     $ 45,445
    Accrued compensation                                    86,512                      113,760
    Other accrued liabilities                               82,985                      131,105
    Income taxes payable                                    58,817                       56,869
    Deferred revenue                                       367,451                      405,751
                                                -------------------          -------------------
Total current liabilities                                  639,367                      752,930

Deferred income taxes                                        4,369                        4,537
Senior convertible debentures                              600,000                      600,000
                                                -------------------          -------------------

Total liabilities                                        1,243,736                    1,357,467

Minority interests                                           2,805                        8,555

Preferred stock                                              9,350                        9,350

Stockholders' equity                                     1,419,174                    1,386,486
                                                -------------------          -------------------

Total liabilities and stockholders' equity              $2,675,065                   $2,761,858
                                                ===================          ===================

                                             Novell, Inc.
                        Consolidated Unaudited Condensed Statements of Cash Flows
                                           (In thousands)

                                                                            Fiscal Quarter Ended
                                                                    --------------------------------------
                                                                      Jan 31, 2006         Jan 31, 2005
                                                                    -----------------    -----------------

Cash flows from operating activities:
Net income                                                                   $ 1,865            $ 395,161
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Depreciation and amortization                                                11,511               12,436
 Decrease in accounts receivable allowances                                   (2,973)              (5,219)
 Stock-based compensation expense                                             13,695                  459
 Tax effects of stock-based compensation plans                                 4,039                4,260
 Excess tax benefits from stock-based compensation                            (4,039)                   -
 Utilization of previously reserved acquired net operating losses                544               29,000
 Net gain on sale of property, plant and equipment                                 -               (1,589)
 Net loss on long-term investments                                               387                1,013
 Changes in current assets and liabilities                                        94               16,126
                                                                    -----------------    -----------------

    Net cash provided by operating activities                                 25,123              451,647
                                                                    -----------------    -----------------

Cash flows from financing activities:
 Issuance of common stock, net                                                 9,876                4,467
 Excess tax benefits from stock-based compensation                             4,039                    -
 Payment of cash dividends on preferred stock                                      -                 (250)
                                                                    -----------------    -----------------

    Net cash provided by financing activities                                 13,915                4,217
                                                                    -----------------    -----------------

Cash flows from investing activities:
 Purchases of property, plant and equipment                                   (7,603)              (5,649)
 Proceeds from the sale of property, plant and equipment                           -               10,421
 Short-term investment activity                                                4,474             (111,706)
 Long-term investment activity                                                  (256)              (2,247)
 Cash paid for equity share of Open Invention Network LLC                     (4,225)                   -
 Purchase of intangible assets                                                     -              (15,500)
 Other                                                                         2,462                6,257
                                                                    -----------------    -----------------

    Net cash used in investing activities                                     (5,148)            (118,424)
                                                                    -----------------    -----------------

Increase in cash and cash equivalents                                         33,890              337,440

Cash and cash equivalents - beginning of period                              811,238              434,404
                                                                    -----------------    -----------------

Cash and cash equivalents - end of period                                  $ 845,128            $ 771,844
                                                                    =================    =================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                           Novell, Inc.
                                        Unaudited Non-GAAP Adjusted Earnings Information
                                            (In thousands, except per share data)

                                                                                         Fiscal Quarter Ended
                                                                             ----------------------------------------------
                                                                                Jan 31, 2006              Jan 31, 2005
                                                                             --------------------      --------------------
     GAAP diluted net income available
        to common stockholders                                                           $ 1,811                 $ 392,384
                                                                             --------------------      --------------------

        Pre-income tax adjustments:
           Microsoft settlement                                                                -                  (447,560)
           Stock-based compensation expense                                               13,695                       459
           Restructuring expenses                                                         (1,064)                    6,419
           Gain on sale of property, plant and equipment                                       -                    (1,589)
           Net loss on long-term investments                                                 387                     1,013

        Income tax adjustments:
           Tax adjustments, net                                                            1,766                      (638)
           Cumulative tax effect of the Microsoft settlement                                   -                    57,260

        Diluted net income adjustments:
           Debt interest expense                                                           1,493                    (1,493)
           Allocation of earnings to preferred and minority stockholders                     (57)                    4,036
                                                                             --------------------      --------------------

        Total net adjustments                                                             16,220                  (382,093)

     Non-GAAP diluted net income available
        to common stockholders                                                          $ 18,031                  $ 10,291
                                                                             ====================      ====================

     GAAP diluted net income per common share                                             $ 0.00                    $ 0.90
           Adjustments detailed above                                                       0.04                     (0.87)
                                                                             --------------------      --------------------

     Non-GAAP diluted net income per common share                                         $ 0.04                    $ 0.03
                                                                             ====================      ====================

     GAAP diluted weighted average shares                                                394,534                   435,467

        Change in dilution from assumed:
           Conversion of convertible debt                                                 52,074                   (52,074)
           Stock option exercises                                                          4,003                         -
           Restricted stock and stock-based compensation changes                            (771)                     (851)
                                                                             --------------------      --------------------

     Non-GAAP diluted weighted average shares                                            449,840                   382,542
                                                                             ====================      ====================

     Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                  Novell, Inc.
                                                               Consolidated Unaudited Condensed Statements of Operations
                                                                     (In thousands, except per share data)

                                                                                                             Fiscal Year                                         Trailing Four
                                                           Q1 2005          %        Q4 2005%          2005          %          Q1 2006         %         Quarters         %
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------
Net revenue
   Software licenses                                         $ 44,296      15.3        $ 78,111      24.4       $ 213,803     17.9          $ 42,102     15.3        $ 211,609      17.9
   Maintenance and services                                   245,832      84.7         242,192      75.6         983,893     82.1           232,306     84.7          970,367      82.1
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------
Total net revenue                                             290,128     100.0         320,303     100.0       1,197,696    100.0           274,408    100.0        1,181,976     100.0
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Cost of revenue
   Software licenses                                            4,632       1.6           7,630       2.4          21,600      1.8             4,297      1.6           21,264       1.8
   Maintenance and services                                   107,419      37.0         100,088      31.2         421,519     35.2            96,965     35.3          411,066      34.8
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------
Total cost of revenue                                         112,051      38.6         107,718      33.6         443,119     37.0           101,262     36.9          432,330      36.6
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Gross profit                                                  178,077      61.4         212,585      66.4         754,577     63.0           173,146     63.1          749,646      63.4
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Operating expenses
    Sales and marketing                                        95,244      32.8         100,426      31.4         388,846     32.5            94,153     34.3          387,755      32.8
    Product development                                        47,758      16.5          53,798      16.8         200,630     16.8            44,117     16.1          196,989      16.7
    General and administrative                                 28,240       9.7          31,858       9.9         122,026     10.2            35,454     12.9          129,240      10.9
    Restructuring expenses                                      6,419       2.2          37,951      11.8          59,106      4.9            (1,064)    (0.4)          51,623       4.4
    Acquired in-process research and development                    -         -               -         -             480      0.0                 -        -              480       0.0
    Gain on sale of property, plant and equipment              (1,589)     (0.5)              -         -          (1,589)    (0.1)                -        -                -         -
    Gain on settlement of potential litigation               (447,560)   (154.3)              -         -        (447,560)   (37.4)                -        -                -         -
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------
Total operating expenses                                     (271,488)    (93.6)        224,033      69.9         321,939     26.9           172,660     62.9          766,087      64.8
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Income (loss) from operations                                 449,565     155.0         (11,448)     (3.6)        432,638     36.1               486      0.2          (16,441)     (1.4)
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Other income
    Investment income                                           8,440       2.9          13,035       4.1          43,135      3.6            14,592      5.3           49,287       4.2
    Other, net                                                 (3,405)     (1.2)         (1,279)     (0.4)         (9,631)    (0.8)           (1,890)    (0.7)          (8,116)     (0.7)
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------
Other income, net                                               5,035       1.7          11,756       3.7          33,504      2.8            12,702      4.6           41,171       3.5
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Income before income taxes                                    454,600     156.7             308       0.1         466,142     38.9            13,188      4.8           24,730       2.1

Income tax expense                                             59,439      20.5           5,260       1.6          89,420      7.5            11,323      4.1           41,304       3.5
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------   --------------  --------

Net income (loss)                                           $ 395,161     136.2        $ (4,952)     (1.5)      $ 376,722     31.5           $ 1,865      0.7        $ (16,574)     (1.4)
                                                       =============== ========= =============== ========= =============== ========   =============== ========   ==============  ========

Preferred stock dividends                                        (125)     (0.0)            (91)     (0.0)           (466)    (0.0)              (47)    (0.0)
Allocation of earnings to preferred stockholders               (4,145)     (1.4)              -         -          (3,667)    (0.3)               (7)    (0.0)
                                                       --------------- --------- --------------- --------- --------------- --------   --------------- --------

Net income (loss) available to
   common stockholders - basic                              $ 390,891     134.7        $ (5,043)     (1.6)      $ 372,589     31.1           $ 1,811      0.7
                                                       =============== ========= =============== ========= =============== ========   =============== ========

Net income (loss) available to
   common stockholders - diluted                            $ 392,384     135.2        $ (5,043)     (1.6)      $ 378,159     31.6           $ 1,811      0.7
                                                       =============== ========= =============== ========= =============== ========   =============== ========

Net income (loss) per common share:
   Basic                                                       $ 1.04                   $ (0.01)                   $ 0.98                     $ 0.00
   Diluted                                                     $ 0.90                   $ (0.01)                   $ 0.86                     $ 0.00

Weighted average shares:
    Basic                                                     377,257                   382,279                   379,499                    385,787
    Diluted                                                   435,467                   382,279                   440,585                    394,534

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                                 Novell, Inc.
                                               Unaudited Trended Solutions and Segment Revenue
                                                               (In thousands)

                                                                                                                        Fiscal Year                                                  Trailing Four
Revenue by solution                                            Q1 2005           %          Q4 2005%            2005             %           Q1 2006            %           Quarters             %
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

  IT software and solutions

    Systems, security and identity management
      Resource management                                          $ 29,968      10.3           $ 50,180       15.7          $ 144,358       12.1           $ 33,158       12.1            $ 147,548         12.5
      Identity and access management                                 17,855       6.2             22,980        7.2             74,936        6.3             25,548        9.3               82,629          7.0
      Other systems, security and identity management products        4,835       1.7              5,624        1.8             21,022        1.8              4,298        1.6               20,485          1.7
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------
    Total systems, security and identity management                  52,658      18.1             78,784       24.6            240,316       20.1             63,004       23.0              250,662         21.2
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

    Open platform solutions
      Open Enterprise Server                                              -         -             46,540       14.5             85,331        7.1             43,112       15.7              128,443         10.9
      Linux platform products                                         8,491       2.9              9,829        3.1             35,836        3.0             10,382        3.8               37,727          3.2
      Other open platform products                                    5,541       1.9              4,070        1.3             17,761        1.5              2,745        1.0               14,965          1.3
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------
    Total open platform solutions                                    14,032       4.8             60,439       18.9            138,928       11.6             56,239       20.5              181,135         15.3
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

    Workspace solutions
      NetWare and other NetWare-related                              68,746      23.7             27,807        8.7            193,549       16.2             18,256        6.7              143,059         12.1
      Collaboration                                                  24,340       8.4             28,105        8.8             99,422        8.3             23,676        8.6               98,758          8.4
      Other workspace products                                        5,907       2.0              9,294        2.9             30,842        2.6              5,411        2.0               30,346          2.6
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------
    Total workspace solutions                                        98,993      34.1             65,206       20.4            323,813       27.0             47,343       17.3              272,163         23.0
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

        Total software-related licenses and maintenance             165,683      57.1            204,429       63.8            703,057       58.7            166,586       60.7              703,960         59.6

    Global services                                                  80,396      27.7             83,189       26.0            336,166       28.1             75,708       27.6              331,478         28.0
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

  Total IT software and solutions                                   246,079      84.8            287,618       89.8          1,039,223       86.8            242,294       88.3            1,035,438         87.6

  Celerant consulting                                                44,049      15.2             32,685       10.2            158,473       13.2             32,114       11.7              146,538         12.4
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

Total net revenue by solution                                     $ 290,128     100.0          $ 320,303      100.0        $ 1,197,696      100.0          $ 274,408      100.0          $ 1,181,976        100.0
                                                           ================= =========  ================= ========== ================== ==========  =================  =========   ==================  ===========

Revenue by segment

  Americas                                                        $ 128,982      44.5          $ 142,175       44.4          $ 537,198       44.9          $ 133,777       48.8            $ 541,993         45.9
  EMEA                                                               95,551      32.9            120,770       37.7            407,998       34.1             88,836       32.4              401,283         34.0
  Asia Pacific                                                       21,546       7.4             24,673        7.7             94,027        7.9             19,681        7.2               92,162          7.8
  Celerant Consulting                                                44,049      15.2             32,685       10.2            158,473       13.2             32,114       11.7              146,538         12.4
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

Total net revenue by segment                                      $ 290,128     100.0          $ 320,303      100.0        $ 1,197,696      100.0          $ 274,408      100.0          $ 1,181,976        100.0
                                                           ================= =========  ================= ========== ================== ==========  =================  =========   ==================  ===========

Open Enterprise Server and NetWare-related revenue

  Open Enterprise Server                                           $      -         -           $ 46,540       62.6           $ 85,331       30.6           $ 43,112       70.3            $ 128,443         47.3
  NetWare and other NetWare-related                                  68,746     100.0             27,807       37.4            193,549       69.4             18,256       29.7              143,059         52.7
                                                           ----------------- ---------  ----------------- ---------- ------------------ ----------  -----------------  ---------   ------------------  -----------

Total Open Enterprise Server and NetWare-related revenue           $ 68,746     100.0           $ 74,347      100.0          $ 278,881      100.0           $ 61,368      100.0            $ 271,503        100.0
                                                           ================= =========  ================= ========== ================== ==========  =================  =========   ==================  ===========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                             Novell, Inc.
                                              Unaudited Trended Solutions Revenue by Software Licenses and Maintenance and Services
                                                                           (In thousands)

                                                                                                                         Fiscal Year                                                   Trailing Four
                                                               Q1 2005           %          Q4 2005%            2005             %            Q1 2006           %            Quarters           %
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
IT software and solutions

  Systems, security and identity management
    Resource management
      Software licenses                                             $ 6,952        2.4          $ 24,225        7.6            $ 46,539        3.9             $ 6,372        2.3            $ 45,959         3.9
      Maintenance and services                                       23,016        7.9            25,955        8.1              97,819        8.2              26,786        9.8             101,589         8.6
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                     29,968       10.3            50,180       15.7             144,358       12.1              33,158       12.1             147,548        12.5
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Identity and access management
      Software licenses                                               7,043        2.4            13,022        4.1              31,714        2.6              11,603        4.2              36,274         3.1
      Maintenance and services                                       10,812        3.7             9,958        3.1              43,222        3.6              13,945        5.1              46,355         3.9
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                     17,855        6.2            22,980        7.2              74,936        6.3              25,548        9.3              82,629         7.0
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Other systems, security and identity management products
      Software licenses                                               1,663        0.6             2,583        0.8               7,650        0.6               1,114        0.4               7,101         0.6
      Maintenance and services                                        3,172        1.1             3,041        0.9              13,372        1.1               3,184        1.2              13,384         1.1
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                      4,835        1.7             5,624        1.8              21,022        1.8               4,298        1.6              20,485         1.7
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
  Open platform solutions
    Open Enterprise Server
      Software licenses                                                   -          -            16,832        5.3              34,862        2.9               9,983        3.6              44,845         3.8
      Maintenance and services                                            -          -            29,708        9.3              50,469        4.2              33,129       12.1              83,598         7.1
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                          -          -            46,540       14.5              85,331        7.1              43,112       15.7             128,443        10.9
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Linux platform products
      Software licenses                                                   -          -                 -          -                   -          -                   -          -                   -           -
      Maintenance and services                                        8,491        2.9             9,829        3.1              35,836        3.0              10,382        3.8              37,727         3.2
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                      8,491        2.9             9,829        3.1              35,836        3.0              10,382        3.8              37,727         3.2
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Other open platform products
      Software licenses                                                   -          -                21        0.0                 268        0.0                 404        0.1                 672         0.1
      Maintenance and services                                        5,541        1.9             4,049        1.3              17,493        1.5               2,341        0.9              14,293         1.2
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                      5,541        1.9             4,070        1.3              17,761        1.5               2,745        1.0              14,965         1.3
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
  Workspace solutions
    NetWare and other NetWare-related
      Software licenses                                              20,753        7.2             8,002        2.5              52,248        4.4               6,762        2.5              38,257         3.2
      Maintenance and services                                       47,993       16.5            19,805        6.2             141,301       11.8              11,494        4.2             104,802         8.9
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                     68,746       23.7            27,807        8.7             193,549       16.2              18,256        6.7             143,059        12.1
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Collaboration
      Software licenses                                               6,171        2.1             8,944        2.8              26,636        2.2               4,891        1.8              25,356         2.1
      Maintenance and services                                       18,169        6.3            19,161        6.0              72,786        6.1              18,785        6.8              73,402         6.2
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                     24,340        8.4            28,105        8.8              99,422        8.3              23,676        8.6              98,758         8.4
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
    Other workspace products
      Software licenses                                               1,714        0.6             4,482        1.4              13,886        1.2                 973        0.4              13,145         1.1
      Maintenance and services                                        4,193        1.4             4,812        1.5              16,956        1.4               4,438        1.6              17,201         1.5
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                      5,907        2.0             9,294        2.9              30,842        2.6               5,411        2.0              30,346         2.6
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
  Total software-related licenses and maintenance
      Software licenses                                              44,296       15.3            78,111       24.4             213,803       17.9              42,102       15.3             211,609        17.9
      Maintenance and services                                      121,387       41.8           126,318       39.4             489,254       40.8             124,484       45.4             492,351        41.7
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                    165,683       57.1           204,429       63.8             703,057       58.7             166,586       60.7             703,960        59.6
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------

  Global services                                                    80,396       27.7            83,189       26.0             336,166       28.1              75,708       27.6             331,478        28.0
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------

Total IT software and solutions
    Software licenses                                                44,296       15.3            78,111       24.4             213,803       17.9              42,102       15.3             211,609        17.9
    Maintenance and services                                        201,783       69.5           209,507       65.4             825,420       68.9             200,192       73.0             823,829        69.7
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------
                                                                    246,079       84.8           287,618       89.8           1,039,223       86.8             242,294       88.3           1,035,438        87.6
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------

Celerant consulting                                                  44,049       15.2            32,685       10.2             158,473       13.2              32,114       11.7             146,538        12.4
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------

Total net revenue
    Software licenses                                                44,296       15.3            78,111       24.4             213,803       17.9              42,102       15.3             211,609        17.9
    Maintenance and services                                        245,832       84.7           242,192       75.6             983,893       82.1             232,306       84.7             970,367        82.1
                                                          ------------------ ---------- -----------------  ---------  ------------------ ----------   ----------------- ----------   -----------------  ----------

Total net revenue                                                 $ 290,128      100.0         $ 320,303      100.0         $ 1,197,696      100.0           $ 274,408      100.0         $ 1,181,976       100.0
                                                          ================== ========== =================  =========  ================== ==========   ================= ==========   =================  ==========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                        Novell, Inc.
                Major IT Software and Solutions Included Within Reported Line Items

                         Systems, Security and Identity Management

                                Resource Management

                                      > ZENworks Suite
                                      > ZENworks Patch Management
                                      > ZENworks Asset Management
                                      > ZENworks Linux Management (Red Carpet)

                                Identity and Access Management

                                      > Identity Manager (DirXML)
                                      > SecureLogin
                                      > iChain

                                Other Systems, Security and Identity Management Products

                                      > Web Services (exteNd)
                                      > eDirectory

                         Open Platform Solutions

                                Open Enterprise Server

                                      > Open Enterprise Server

                                Linux Platform Products

                                      > SUSE LINUX Enterprise Server
                                      > Novell Linux Desktop

                                Other Open Platform Products

                                      > SUSE LINUX Professional
                                      > SUSE Engineering

                         Workspace Solutions

                                NetWare and Other NetWare-Related

                                      > NetWare
                                      > Small Business Suite
                                      > Cluster Services

                                Collaboration

                                      > GroupWise

                                Other Workspace Products

                                      > BorderManager

                         Global Services

                                > IT Consulting Services
                                > Technical Support Services
                                > Training Services